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                                                                   EXHIBIT 23(b)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 33-58303 of Merrill Lynch Life Insurance Company on Form S-1 of our report dated February 23, 1998 appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

New York, New York
March 30, 1998